UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2023

LIBERTY LATIN AMERICA LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-38335	98-1386359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)
Clarendon House,
2 Church Street,
Hamilton HM 11, Bermuda
(Address of Principal Executive Office)
(303) 925-6000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Common Shares, par value $0.01 per share	LILA	The NASDAQ Stock Market LLC
Class C Common Shares, par value $0.01 per share	LILAK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

C&W Amendment

On May 22, 2023, C&W Senior Secured Parent Limited, an exempted company incorporated under the laws of the Cayman Islands (“C&W”), and The Bank of Nova Scotia as Administrative Agent entered into an amendment agreement (the “C&W Amendment”) to the amended and restated credit agreement dated as of March 7, 2018 (as amended, restated or otherwise modified from time to time, the “C&W Credit Agreement”), between, among others, Sable International Finance Limited, an exempted company incorporated under the laws of the Cayman Islands, Coral-US Co-Borrower LLC, a limited liability company organized under the laws of Delaware, each as Initial Borrowers, C&W, the other Borrowers and Guarantors party thereto from time to time, the Administrative Agent, the Security Trustee and each Lender from time to time party thereto (each capitalized term as defined therein). The C&W Amendment amends the C&W Credit Agreement to replace LIBOR-based benchmark rates with SOFR-based benchmark rates for the Term B-5 Loans, the Term B-6 Loans and the Revolving Credit Loans made pursuant to the 2021 Extended Class B Revolving Credit Commitments (each capitalized term as defined in the C&W Credit Agreement), modifies the provisions for determining an alternative rate of interest upon the occurrence of certain events relating to the availability of interest rate benchmarks and makes certain conforming changes. The SOFR-based benchmark rates will be subject to spread adjustments of 0.11448%, 0.26161% and 0.42826% for interest periods of one, three and six months, respectively.

LCPR Amendment

On May 22, 2023, Liberty Communications of Puerto Rico LLC (formerly known as Liberty Cablevision of Puerto Rico LLC, “LCPR”), a limited liability company organized under the laws of Puerto Rico, and The Bank of Nova Scotia as Administrative Agent entered into an amendment agreement (the “LCPR Amendment”) to the amended and restated credit agreement dated as of March 22, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “LCPR Credit Agreement”) between, among others, the Initial Borrower, LLA Holdco LLC, a Delaware limited liability company, as Permitted Affiliate Parent, Borrower and Guarantor, Liberty Mobile Puerto Rico Inc. (formerly known as AT&T Mobility Puerto Rico Inc.), a Delaware corporation, as Borrower and Guarantor, Liberty Mobile USVI Inc. (formerly known as AT&T Mobility USVI Inc.), a Delaware corporation, as Borrower and Guarantor, Liberty Mobile Inc. (formerly known as Beach Corporation), a Delaware corporation, as Guarantor, the Administrative Agent, the other Borrowers and Guarantors party thereto from time to time, the Security Agent and each Lender from time to time party thereto (each capitalized term as defined therein). The LCPR Amendment amends the LCPR Credit Agreement to replace LIBOR-based benchmark rates with SOFR-based benchmark rates for the Revolving Credit Loans made pursuant to the 2021 Extended Revolving Credit Commitments (each capitalized term as defined in the LCPR Credit Agreement), modifies the provisions for determining an alternative rate of interest upon the occurrence of certain events relating to the availability of interest rate benchmarks and makes certain conforming changes. The SOFR-based benchmark rates will be subject to spread adjustments of 0.11448%, 0.26161% and 0.42826% for interest periods of one, three and six months, respectively.

SPV Amendment

On May 22, 2023, LCPR Loan Financing LLC, a limited liability company organized under the laws of Delaware, as Borrower (the “SPV Borrower”) and The Bank of Nova Scotia as Administrative Agent entered into an amendment agreement (the “SPV Amendment”) to the amended and restated credit agreement dated as of March 25, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “SPV Credit Agreement”) between, among others, the SPV Borrower, LCPR Senior Secured Financing Designated Activity Company, a designated activity company limited by shares incorporated and existing under the laws of Ireland, as the initial guarantor, the Administrative Agent, the other Borrowers and Guarantors party thereto from time to time, the SPV Security Agent and each Lender from time to time party thereto (each capitalized term as defined therein). The SPV Amendment amends the SPV Credit Agreement to replace the LIBOR-based benchmark rates with SOFR-based benchmark rates for the 2021 Additional Term Loans (as defined in the SPV Credit Agreement), modifies the provisions for determining an alternative rate of interest upon the occurrence of certain events relating to the availability of interest rate benchmarks and makes certain conforming changes. The SOFR-based benchmark rates will be subject to spread adjustments of 0.11448%, 0.26161% and 0.42826% for interest periods of one, three and six months, respectively.

The SPV Borrower is a party, as lender, to a proceeds loan agreement, between, among others, LCPR Senior Secured Financing Designated Activity Company, the SPV Borrower, LCPR, Liberty Mobile PR, LLA Holdco LLC, Liberty Mobile Inc., Liberty Mobile USVI Inc. and The Bank of Nova Scotia, as security agent (as amended, restated, supplemented or otherwise modified from time to time, the “Proceeds Loan Agreement”). Pursuant to the Proceeds Loan Agreement, the SPV Borrower used the proceeds of the 2021 Additional Term Loans advanced under the SPV Credit Agreement to make a proceeds loan to LCPR (the “SPV Credit Facility Proceeds Loan”). The SPV Credit Facility Proceeds Loan bears interest at a rate corresponding to the interest rate of the 2021 Additional Term Loans under the SPV Credit Agreement and, as a result, upon the effectiveness of the SPV Amendment, the LIBOR-based benchmark rates applicable to the SPV Credit Facility Proceeds Loan will be replaced with SOFR-based benchmark rates.

Each of C&W and LCPR is a wholly-owned, indirect subsidiary of Liberty Latin America Ltd.

The foregoing descriptions of the C&W Amendment, the LCPR Amendment and the SPV Amendment are not complete and are subject to and qualified in their entirety by reference to the C&W Amendment, the LCPR Amendment and the SPV Amendment (including the respective exhibits thereto), to be filed with Liberty Latin America Ltd.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023.

Item 9.01    Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Exhibit Name

101.SCH	XBRL Inline Taxonomy Extension Schema Document.
101.DEF	XBRL Inline Taxonomy Extension Definition Linkbase.
101.LAB	XBRL Inline Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Inline Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File.* (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY LATIN AMERICA LTD.

By:	/s/ John M. Winter
John M. Winter
Senior Vice President, Chief Legal Officer & Secretary

Date: May 22, 2023